                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        January 7, 2002
                                                 -------------------------------


                            The Fortress Group, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                               0-28024                        54-1774977
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission                   (IRS Employer
of Incorporation)                   File Number)             Identification No.)


1650 Tysons Boulevard, Suite 600, McLean, Virginia                         22102
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's Telephone No., Including Area Code: (703) 442-4545
                                                --------------------------------

Item 2 - Disposition of Assets

        On December 21, 2001, the Company sold its interest in Galloway Enterprises, LLC ("Galloway") and substantially all of the assets of Landmark Homes, Inc. ("Sunstar") to NC Builders Acquisition Corp., a newly formed subsidiary of Lennar Corporation. The total sale price was approximately $50.0 million, which included approximately $20.0 million in cash and the assumption of secured debt and other liabilities. In connection with the transaction, the Company will record a loss on the sale estimated at $21.0 million before taxes in the fourth quarter, of which $12.9 million will be attributed to the write-off of goodwill. The transaction will generate a tax benefit expected to result in approximately $8.0 million in cash savings. Galloway conducted the Company's business in Charlotte, North Carolina and Charleston, South Carolina, and Sunstar conducted the Company's business in Raleigh, North Carolina. The purchase price was determined by arms-length negotiation.

        On October 16, 2001, the Company sold its interest in Quail Construction, LLC ("Quail") to JLG Investments, LLC, a company owned by Jon L. Girod, a former owner of Quail. The sale price for the subsidiary was approximately $1.8 million, in the form of the assumption of secured debt and other liabilities. In connection with the transaction, the Company recorded a non-cash impairment charge of approximately $2.1 million before taxes in the third quarter. The transaction will generate a tax benefit expected to result in approximately $2.9 million in cash savings. Quail conducted the Company's business in Portland, Oregon. The purchase price was determined by arms-length negotiation.

        During the year 2001, the Company sold its interest in Brookstone Homes, Inc. and Christopher Homes LLC, as well as substantially all of the assets of Fortress-Florida, Inc. and Whittaker Homes LLC. The purchasers paid approximately $139.5 million, which included $43.9 million in cash and the assumption of the existing secured debt and other liabilities. The transactions were previously reported in the Company's Annual Report on Form 10-K filed on March 30, 2001, Current Reports on Form 8-K filed on May 15, 2001, July 13, 2001 and September 11, 2001, and Form 10-Qs filed on May 15, 2001, August 14, 2001 and November 14, 2001.

        Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

        (b) Unaudited pro forma financial information pursuant to Article 11 of Regulation S-X

            Pro Forma Condensed Consolidated Balance Sheets as of December 31, 2000 and September 30, 2001

            Pro Forma Condensed Consolidated Statements of Operations for the Year ended December 31, 2000 and Nine Months ended September 30, 2001

        The unaudited pro forma condensed consolidated balance sheet as of December 31, 2000, is based on the historical financial statements of Brookstone Homes, Fortress-Florida, Whittaker Homes, Christopher Homes, Quail Construction, Don Galloway Homes and Sunstar Homes and the historical financial statements of the Company after giving effect to the dispositions described in Item 2 as if the sales had been consummated on December 31, 2000.

        The unaudited pro forma condensed consolidated balance sheet as of September 30, 2001, is based on the historical financial statements of Quail Construction, Don Galloway Homes and Sunstar Homes and the historical financial statements of the Company after giving effect to the dispositions of those entities described in Item 2 as if the sales had been consummated on September 30, 2001.

        The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000 and nine months ended September 30, 2001 is based on the historical consolidated statements of operations of Brookstone Homes, Fortress-Florida, Whittaker Homes, Christopher Homes, Quail Construction, Don Galloway Homes and Sunstar Homes and the historical consolidated financial statements of the Company after giving affect to the dispositions described in
Item 2 as if the sales had been consummated on January 1, 2000 and January 1, 2001, respectively. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2001 does not reflect the $11.3 million, net of tax, gain on retirement of the $57.4 million face value of its Senior Notes.

        The unaudited pro forma condensed consolidated balance sheet also reflects the Company's purchase of $57.4 million face value of its Senior Notes for approximately $34.0 million in cash during the second and fourth quarters of 2001 and the pay down of additional secured debt. The reduction of unsecured debt will result in an interest savings to the Company of approximately $7.9 million on an annualized basis.

        These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transactions had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements of the Company including its Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Report on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

                            THE FORTRESS GROUP, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                                DECEMBER 31, 2000
                                 (IN THOUSANDS)

                                                           FORTRESS      DISPOSITIONS         PRO FORMA
                                                           --------      ------------         ---------
                                                        GROUP, INC.          AND DEBT      CONSOLIDATED
                                                        -----------          --------      ------------
                                                                       REPURCHASE (1)
                                                                       --------------
ASSETS:
Cash and Cash Equivalents                                 $   7,412        $  (3,776)         $   3,636
Accounts Receivable, net                                     11,400             4,097            15,497
Inventories                                                 312,111         (174,284)           137,827
Mortgage Loans                                               12,153                 -            12,153
Property and Equipment, net                                  11,032           (5,260)             5,772
Other Assets, net                                            38,444           (7,601)            30,843
Goodwill                                                     29,015          (27,273)             1,742
                                                          ---------        ----------         ---------

                  TOTAL ASSETS                            $ 421,567        $(214,097)         $ 207,470
                                                          =========        ==========         =========

LIABILITIES AND
     SHAREHOLDERS' EQUITY:
Short Term Liabilities                                    $  58,580        $ (22,055)         $  36,525
Notes, Long Term Liabilities                                285,641         (179,187)           106,454
Shareholders' Equity                                         77,346          (12,855)            64,491
                                                          ---------        ----------         ---------

TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY                                 $ 421,567        $(214,097)         $207,470
                                                          =========        ==========         ========

TANGIBLE NET WORTH (TNW)                                  $  48,331                           $ 62,749
DEBT TO TNW                                                    5.91                               1.70
TOTAL LIABILITIES TO TNW                                       7.12                               2.28

(1)     The dispositions and debt repurchase column is summarized as follows:

                 Christopher    Brookstone     Florida    Galloway      Quail     Sunstar   Whittaker    Company        Total
                 -----------    ----------     -------    --------      -----     -------   ---------    -------        -----
Assets             $(43,902)     $(10,118)   $(43,465)   $(35,195)   $(7,159)   $(25,606)   $(59,301)   $ 10,649   $(214,097)
Liabilities         (33,821)       (6,063)    (19,317)    (12,560)    (5,605)    (13,768)    (34,823)   (17,860)    (143,817)
Senior Notes               -             -           -           -          -           -           -   (57,425)     (57,425)
Equity                     -             -           -           -          -           -           -   (12,855)     (12,855)

                            THE FORTRESS GROUP, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                               SEPTEMBER 30, 2001
                                 (IN THOUSANDS)

                                                           FORTRESS      DISPOSITIONS         PRO FORMA
                                                           --------      ------------         ---------
                                                        GROUP, INC.          AND DEBT      CONSOLIDATED
                                                        -----------          --------      ------------
                                                                       REPURCHASE (2)
                                                                       --------------

ASSETS:
Cash and Cash Equivalents                                 $  14,083         $ (1,191)         $  12,892
Accounts Receivable, net                                      9,009             5,813            14,822
Inventories                                                 231,727          (50,770)           182,141
Assets Held for Sale                                          5,159           (1,390)             3,769
Mortgage Loans                                               15,120                 -            15,120
Property and Equipment, net                                   7,265           (1,370)             5,895
Other Assets, net                                            35,852           (2,829)            31,839
Goodwill                                                     14,661          (13,121)             1,540
                                                          ---------         ---------         ---------


                  TOTAL ASSETS                            $ 332,876         $(64,858)         $ 268,018
                                                          =========         =========         =========

LIABILITIES AND
     SHAREHOLDERS' EQUITY:
Short Term Liabilities                                    $  47,422         $ (5,086)         $  42,336
Notes, Long Term Liabilities                                211,529          (49,620)           161,909
Shareholders' Equity                                         73,925          (10,152)            63,773
                                                          ---------         ---------         ---------


TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY                                 $ 332,876         $(64,858)         $ 268,018
                                                          =========         =========         =========

TANGIBLE NET WORTH (TNW)                                  $  59,264                           $  62,233
DEBT TO TNW                                                    3.57                                2.60
TOTAL LIABILITIES TO TNW                                       4.37                                3.28

(2)     The dispositions and debt repurchase column is summarized as follows:

                    Galloway          Quail          Sunstar      Whittaker          Company          Total
                    --------          -----          -------      ---------          -------          -----
Assets             $(45,988)       $(1,390)        $(24,377)         $(871)           $7,768      $(64,858)
Liabilities         (25,749)        (1,844)          (9,647)          (848)          (4,993)       (43,081)
Senior Notes               -              -                -              -         (11,625)       (11,625)
Equity                     -              -                -              -         (10,152)       (10,152)

                            THE FORTRESS GROUP, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                             FORTRESS   DISPOSITIONS (3)        PRO FORMA
                                             --------   ----------------        ---------
                                          GROUP, INC.                        CONSOLIDATED
                                          -----------                        ------------
Total Homebuilding Revenue                  $ 682,733         $(407,112)        $ 275,621
Cost of Sales                                 582,113          (354,244)          227,869
                                            ---------         ----------        ---------
Gross Profit                                  100,620           (52,868)           47,752
Operating Expenses                             82,454           (41,989)           40,465
                                            ---------         ----------        ---------
                                               18,166           (10,879)            7,287
Impairment Charges                             14,849           (14,849)                -
                                            ---------         ----------        ---------
Operating Income                                3,317              3,970            7,287
Other (Income) Expenses                         (183)              (118)            (301)
                                            ---------         ----------        ---------
Homebuilding Pretax Profit                      3,500              4,088            7,588
Financial Services                                440                  -              440
                                            ---------         ----------        ---------
        INCOME BEFORE TAXES                     3,940              4,088            8,028
Provision for Income Taxes                      1,726              1,676            3,402
                                            ---------         ----------        ---------

        NET INCOME                          $   2,214         $    2,412        $   4,626
                                            =========         ==========        =========

Net (Loss)/Income Applicable
     to Common Shareholders                 $   (455)         $    2,412        $   1,957
                                            =========         ==========        =========

Net (Loss)/Income Per Share, Basic          $  (0.15)         $     0.79        $    0.64
                                            =========         ==========        =========

Net (Loss)/Income Per Share, Diluted        $  (0.15)         $     0.47        $    0.32
                                            =========         ==========        =========

(3)     The dispositions column is summarized for major categories as follows:

                       Christopher     Brookstone       Florida    Galloway       Quail     Sunstar   Whittaker         Total
                       -----------     ----------       -------    --------       -----     -------   ---------         -----
Revenues                 $(66,004)      $(28,067)    $(104,642)   $(76,224)   $(15,562)   $(34,002)   $(82,611)   $ (407,112)
Cost of Sales             (63,208)       (23,473)      (91,514)    (63,250)    (14,693)    (28,423)    (69,683)     (354,244)
Operating Expenses         (7,286)        (3,367)       (7,131)     (8,629)     (2,382)     (3,866)     (9,328)      (41,989)
Impairment Charges         (7,030)        (2,620)             -           -     (5,199)           -           -      (14,849)

                            THE FORTRESS GROUP, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                      NINE MONTHS ENDED SEPTEMBER 30, 2001
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                  FORTRESS  DISPOSITIONS (4)         PRO FORMA
                                                  --------  ----------------         ---------
                                               GROUP, INC.                        CONSOLIDATED
                                               -----------                        ------------

Total Homebuilding Revenue                       $ 379,601        $(169,064)         $ 210,537
Cost of Sales                                      317,338         (144,621)           172,717
                                                 ---------        ----------         ---------
Gross Profit                                        62,263          (24,443)            37,820
Operating Expenses                                  53,580          (22,306)            31,274
                                                 ---------        ----------         ---------
                                                     8,683             2,137             6,546
Impairment Charges                                  20,144          (15,931)             4,213
                                                 ---------        ----------         ---------
Operating (Loss)/Income                           (11,461)            13,794             2,333
Other (Income) Expenses                              (728)               225             (503)
                                                 ---------        ----------         ---------
Homebuilding Pretax (Loss)/Profit                 (10,733)            13,569             2,836
Financial Services                                     622                 -               622
Loss on Sale of Subsidiaries                       (9,304)             9,304                 -
                                                 ---------        ----------         ---------
(LOSS)/INCOME BEFORE TAXES AND
  EXTRAORDINARY ITEM                              (19,415)            22,873             3,458
(Benefit)/Provision for Income Taxes               (7,960)             9,378             1,418
                                                 ---------        ----------         ---------

(LOSS)/INCOME BEFORE
  EXTRAORDINARY ITEM                              (11,455)        $   13,495         $   2,040
                                                 =========        ==========         =========


(Loss)/Income Applicable to Common
     Shareholders Before Extraordinary Item       (13,414)        $   13,495         $      81
                                                 =========        ==========         =========

(Loss)/Income Per Share Before
     Extraordinary Item, Basic                   $  (4.32)        $     4.35         $    0.03
                                                 =========        ==========         =========
(Loss)/Income Per Share Before
     Extraordinary Item, Diluted                 $  (4.32)        $     4.33         $    0.01
                                                 =========        ==========         =========

(4) The dispositions column is summarized for major categories as follows:

                        Christopher    Brookstone     Florida     Galloway       Quail     Sunstar   Whittaker        Total
                        -----------    ----------     -------     --------       -----     -------   ---------        -----
Revenues                  $(29,685)      $(1,166)   $(25,040)    $(42,689)    $(8,072)   $(33,504)   $(28,908)   $(169,064)
Cost of Sales              (27,414)         (760)    (21,467)     (34,516)     (7,645)    (28,104)    (24,715)    (144,621)
Operating Expenses          (4,254)         (427)     (2,281)      (6,349)       (900)     (3,269)     (4,826)     (22,306)
Impairment Charges                -             -           -            -     (2,131)           -    (13,800)     (15,931)

        (c)     Exhibits

                2.12 Purchase Agreement dated October 16, 2001, among JLG Investments, LLC, Quail Construction, LLC, Fortress Holding - Virginia, LLC and Registrant.

                2.13 Purchase Agreement dated December 21, 2001, among NC Builders Acquisition Corp., Landmark Homes, Inc., Fortress Holding - Virginia, LLC and Registrant.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              The Fortress Group, Inc.


Date:       January 7, 2002            By:    /S/ George C. Yeonas
     -------------------------            ----------------------------------
                                                    George C. Yeonas
                                                    Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit
Number                               Description
------                               -----------
        2.12    Purchase Agreement dated October 16, 2001, among JLG
                Investments, LLC, Quail Construction, LLC, Fortress Holding -
                Virginia, LLC and Registrant.


        2.13    Purchase Agreement dated December 21, 2001, among NC Builders
                Acquisition Corp., Landmark Homes, Inc., Fortress Holding -
                Virginia, LLC and Registrant.